POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marco Giordani to act as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-6 registering American Depositary Shares representing ordinary shares of Mediaset S.p.A. to be filed with the United States Securities and Exchange Commission and any or all amendments (including post-effective amendments) to such Registration Statement on Form F-6 and any and all related registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this instrument to be executed this 12th day of May, 2015

/s/ Fedele Confalonieri
Name: Fedele Confalonieri
Title: Chairman of the Board of Directors

/s/ Pier Silvio Berlusconi
Name: Pier Silvio Berlusconi
Title: Deputy Chairman and Managing Director

/s/ Giuliano Adreani
Name: Giuliano Adreani
Title: Director

/s/ Marina Berlusconi
Name: Marina Berlusconi
Title: Director

Name: Franco Bruni
Title: Director

Name: Pasquale Cannatelli
Title: Director

/s/ Mauro Crippa
Name: Mauro Crippa
Title: Director

/s/ Bruno Ermolli
Name: Bruno Ermolli
Title: Director

Name: Fernando Napolitano
Title: Director

Name: Gina Nieri
Title: Director

/s/ Michele Perini
Name: Michele Perini
Title: Director

/s/ Alessandra Piccinino
Name: Alessandra Piccinino
Title: Director

/s/ Niccolo Querci
Name: Niccolo Querci
Title: Director

/s/ Stefano Sala
Name: Stefano Sala
Title: Director

/s/ Carlo Secchi
Name: Carlo Secchi
Title: Director

Name: Wanda Ternau
Title: Director